THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MID CAP VALUE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                   AMOUNT OF         % OF      % OF
                                   OFFERING          TOTAL           SHARES         OFFERING  FUNDS
 SECURITY    PURCHASE/   SIZE OF    PRICE OF        AMOUNT OF      PURCHASED       PURCHASED  TOTAL                      PURCHASED
PURCHASED   TRADE DATE  OFFERING    SHARES          OFFERING        BY FUND          BY FUND  ASSETS       BROKERS          FROM
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                                                                                                       Morgan Stanley,
                                                                                                       Goldman, Sachs &
                                                                                                         Co., Lehman
                                                                                                          Brothers,
                                                                                                       JPMorgan, Credit
                                                                                                         Suisse, UBS
                                                                                                       Investment Bank,
                                                                                                        Pacific Crest
                                                                                                       Securities Inc.,
                                                                                                       Piper Jaffray &
                                                                                                         Co., Stifel
                                                                                                          Nicolaus &
                                                                                                           Company
                                                                                                        Incorporated,
                                                                                                       Morgan Stanley &
                                                                                                      Co. Incorporated,
                                                                                                           JPMorgan
                                                                                                       Securities Inc.,
Orbitz       07/19/07      --     $ 15.00     $       510,000,000    309,200          3.56%    3.62%    Credit Suisse      Goldman
Worldwide                                                                                              Securities (USA)    Sachs &
Inc.                                                                                                      LLC, UBS         Company
                                                                                                       Securities LLC,
                                                                                                        Thomas Weisel
                                                                                                        Partners LLC,
                                                                                                          Blaylock &
                                                                                                        Company, Inc.,
                                                                                                           Jackson
                                                                                                       Securities, LLC,
                                                                                                       Muriel Siebert &
                                                                                                        Co., Inc. The
                                                                                                       Williams Capital
                                                                                                         Group, L.P.
                                                                                                        Goldman Sachs,
                                                                                                       Morgan Stanley,
                                                                                                        Deutsche Bank,
                                                                                                         Rothschild,
                                                                                                        Goldman Sachs
                                                                                                        (Asia) L.L.C.,
                                                                                                        Morgan Stanley
                                                                                                        Asia Limited,
                                                                                                      Deutsche Bank AG,
                                                                                                      Hong Kong Branch,
                                                                                                         BNP Paribas
                                                                                                        Capital (Asia
                                                                                                      Pacific) Limited,
Alibaba.     10/29/07      --     $13.50 HKD  $11,595,163,500 HKD    161,500          0.02%    0.16%       BOCI Asia       Goldman
com Ltd                                                                                                  Limited, CCB      Sachs &
                                                                                                        International      Company
                                                                                                       Capital Limited,
                                                                                                         UIB Kay Hian
                                                                                                          (Honk Kong
                                                                                                           Limited)